                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            INFORMATION REQUIRED IN
                                PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [ X ]
Filed by a party other than the registrant  [   ]
Check the appropriate box:
[   ]  Preliminary proxy statement
[ X ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            TRIPLE S PLASTICS, INC.
                (Name of registrant as specified in its charter)

                            TRIPLE S PLASTICS, INC.
                   (Name of person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ X ]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(i)(2)
       [previously paid]
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3)
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11

           (1) Title of each class of securities to which transaction applies: _________________________________________________
           (2)     Aggregate number of securities to which transaction applies:
                   ____________________________________________________________
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _______________
                   ____________________________________________________________
           (4)     Proposed maximum aggregate value of transaction: ___________
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
           (1)     Amount previously paid: ____________________________________
           (2)     Form, schedule, or registration statement no.: _____________
           (3)     Filing party: ______________________________________________
           (4)     Date filed: ________________________________________________

                               [TRIPLE S LOGO]

                            14320 SOUTH PORTAGE ROAD
                         VICKSBURG, MICHIGAN 49097-0905

NOTICE OF 1996 ANNUAL MEETING
- - --------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF TRIPLE S PLASTICS, INC.:

     Please take notice that the Annual Meeting of Shareholders of Triple S Plastics, Inc. will be held at the Radisson Plaza Hotel, Kalamazoo Center, 100 West Michigan Avenue, Kalamazoo, Michigan 49007, on Thursday, July 25, 1996, at 10:00 a.m. local time, for the following purposes:

     1. To elect one director for a term of three years as described in the Proxy Statement.

     2. To consider and act upon a proposal to adopt the Company's 1996 Outside Director Stock Option Plan.

     3. To consider and act upon a proposal to amend the Company's Employee Stock Option Plan.

     4. To transact any other business that may properly come before the meeting.

     Only shareholders of record as of the close of business on May 31, 1996, are entitled to vote at the meeting, including any adjournment. A list of shareholders entitled to vote has been prepared by the Company's stock transfer agent and will be available for inspection by shareholders at the meeting, but only for purposes germane to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ ROBERT D. MONK
- - --------------------
Robert D. Monk
Secretary

June 25, 1996

- - --------------------------------------------------------------------------------

                                IMPORTANT NOTICE

        Please sign, date, and return the accompanying Proxy in the enclosed self-addressed envelope regardless of whether you expect to attend the meeting in person. Any person giving a Proxy has the power to revoke that
   Proxy, at any time, and shareholders who are present at the meeting may withdraw their Proxies and vote in person if they wish.
- - --------------------------------------------------------------------------------

PROXY STATEMENT

       TRIPLE S PLASTICS, INC.
       14320 SOUTH PORTAGE ROAD
       VICKSBURG, MICHIGAN 49097-0905

SOLICITATION OF PROXIES
- - --------------------------------------------------------------------------------

     This Proxy Statement is being furnished to the shareholders of Triple S Plastics, Inc. (the "Company") in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders. The meeting will be held at 10:00 a.m. on Thursday, July 25, 1996, at the Radisson Plaza Hotel, Kalamazoo Center, 100 West Michigan Avenue, Kalamazoo, Michigan 49007. The purposes of the meeting are set forth in the Notice of 1996 Annual Meeting. This Proxy Statement and the accompanying Proxy are being mailed on or about June 25, 1996, to shareholders of record of the Company's common stock as of the close of business on May 31, 1996. Each share held on the record date entitles the registered holder to one vote at the Annual Meeting. As of May 31, 1996, there were 3,730,467 shares of the Company's common stock issued and outstanding.

     If the form of Proxy accompanying this Proxy Statement is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the directions of the shareholder(s). If the Proxy is signed and returned without any direction given, the shares will be voted in accordance with the recommendations of the Board of Directors as described in this Proxy Statement. Any shareholder giving a Proxy may revoke the Proxy, at any time before it is voted at the meeting, by delivering a written notice of revocation to the Secretary of the Company, by submitting a subsequently executed proxy or by attending the meeting and voting in person. The Chairman of the meeting will announce the closing of the polls during the meeting, and all Proxies must be received prior to the closing of the polls in order to be counted.

     The cost of the solicitation of Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited personally or by telephone or facsimile by a few regular employees of the Company without additional compensation. The Company does not intend to pay any compensation for the solicitation of Proxies, except that brokers, nominees, custodians and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners and obtaining their Proxies.

ELECTION OF DIRECTORS
- - --------------------------------------------------------------------------------

     The Company's Articles of Incorporation provide for a classified Board of Directors, with approximately one-third of the directors to be elected annually for terms of three years each. The Articles also provide that the exact size of the Board is to be determined by the directors, and that number is currently fixed at seven members. David L. Stewart, an incumbent director whose term of office expires at the annual meeting has been nominated by the Board of Directors for reelection to a three-year term expiring in 1999.

     Unless otherwise directed by an appropriate mark on a shareholder's Proxy, the persons named as proxy voters in the accompanying Proxy will vote for the nominee described below. In the event this nominee is no longer a candidate at the time of the Annual Meeting of Shareholders (a situation which is not now anticipated), the Board of Directors may designate a substitute nominee, in which case the accompanying Proxy will be voted for the substituted nominee.

     Under Michigan law, directors are elected by a plurality of the votes cast by shareholders. Therefore, the nominees who receive the largest number of affirmative votes will be elected, irrespective of the number of votes received. Broker non-votes, votes withheld and votes cast against any nominee will not have a bearing on the outcome of the election. Votes will be counted by Inspectors of Election appointed by the presiding officer at the Annual Meeting.

     The Board of Directors recommends a vote FOR the election of the person nominated by the Board.

     The content of the following table relating to business experience is based upon information furnished to the Company by the nominees and directors.

        NAMES, (AGES), POSITIONS AND BACKGROUNDS
                OF DIRECTORS AND NOMINEES                            SERVICE AS A DIRECTOR
- - ---------------------------------------------------------        -----------------------------
                              NOMINEE FOR TERM TO EXPIRE IN 1999

David L. Stewart (57) has been retired for more than five        Director since 1969
years. Prior to his retirement Mr. Stewart served as             Member of Audit Committee
the Company's Chairman and Chief Executive Officer.

                             DIRECTORS WHOSE TERMS EXPIRE IN 1997

Daniel B. Canavan (42) is the Chairman of the Board and          Director since 1982
the Company's Chief Executive Officer, and he has held
that position for more than five years.

Albert C. Schauer (53) is the Chairman and Chief                 Director since 1990
Executive Officer of Clausing Industrial, Inc. (machine          Member of Compensation and
tool distribution), Kalamazoo, Michigan, and he has held         Audit Committees
that position for more than five years. Mr. Schauer also
serves as a director of the 600 Group PLC, (an
international engineering company) with shares publicly
traded on the London Stock Exchange. In addition, Mr.
Schauer is a director of Griffith Laboratories Worldwide,
Inc. (food ingredient and flavor system manufacturer)
Alsip, Illinois, First of America Bank-Michigan, N.A. of
Kalamazoo, Michigan, and Windquest Companies, Inc.
(investment/management firm), Grand Rapids, Michigan.

William J. Stewart (52) is the Company's Executive Vice          Director since 1989
President, and he has held that position for more than
five years.
                             DIRECTORS WHOSE TERMS EXPIRE IN 1998

Victor V. Valentine, Jr. (50) has been the Company's             Director since 1983
President since 1990, and prior to that time he served
as the Company's Vice President of Sales and Marketing
for more than five years.

James F. Hettinger (47) is the President and Chief               Director since 1992
Executive Officer of Battle Creek Unlimited, Inc. (an            Member of Compensation
industrial park development corporation), and he has held          Committee
that position for more than five years.

Daniel D. Northup (44) is the President of the Company's         Director since 1992
mold making operation, Satellite Mold, and he has held
that position for more than five years.
- - ---------------------------------------------------------

     William J. Stewart and David L. Stewart are brothers. There are no other family relationships between the nominees, directors and executive officers of the Company.

     The Company has an Audit Committee which recommends to the Board of Directors the selection of independent public accountants to serve as the Company's auditors, and reviews the scope of their audit, their audit report and any recommendations made by them. This Committee also conducts reviews of any related-party transactions or potential conflict of interest situations. This Committee met on two occasions during the preceding fiscal year.

     The Company has a Compensation Committee which annually reviews the Corporation's compensation policy for executive officers and makes recommendations to the Board of Directors with respect to that policy, as well as making compensation decisions for executive officers. The Committee also administers the Corporation's incentive plans involving the Company's common stock. This Committee met on one occasion during the preceding fiscal year.

     The Company does not have a standing nominating committee.

     The Board of Directors met six times during the preceding fiscal year, and all directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and meetings of committees on which they served.

PROPOSAL TO APPROVE ADOPTION OF OUTSIDE DIRECTOR OPTION PLAN
- - --------------------------------------------------------------------------------

     On May 24, 1996, the Board of Directors adopted the Triple S Plastics, Inc. Outside Director Stock Option Plan (the "Director Plan"), subject to approval by the shareholders of the Company. The purpose of the Plan is to make service on the Board of Directors of the Company more attractive to present and prospective outside directors, since the continued service of qualified nonemployee, or outside directors is considered essential to the Company's sustained progress.

     If the Director Plan is approved, each newly-elected director, at the time of election, will receive an option to acquire that number of shares that is equal to 3,000 shares, multiplied by a fraction that is equal to 365 minus the number of days that have elapsed since the last Annual Meeting of shareholders, and dividing that difference by 365; the result will be rounded to the nearest whole share. Thereafter, effective as of the date of each Annual Meeting of shareholders of the Company, each outside director who continues in office as a director subsequent to that meeting will be granted an option to acquire 3,000 shares. Incumbent outside directors who continue in office after the 1996 Annual Meeting will receive an initial option grant of 3,000 shares. Of the incumbent directors and nominees listed in the table under the caption "Election of Directors," only Albert C. Schauer, David L. Stewart, and James F. Hettinger are eligible to receive options under the Director Plan. Options will be granted at fair market value as of the date of grant. The following paragraphs summarize the principal features of the Director Plan. The full text of the Director Plan is appended hereto as Appendix A.

     Shares Subject to Plan. The aggregate number of shares of the Company's common stock, which may be issued under the Director Plan will not exceed 150,000 shares, subject to certain adjustments to prevent dilution. If any option or any portion of an option is terminated or surrendered for any reason without being exercised, the shares subject to the unexercised portion of the option shall be available for subsequent option grants under the Director Plan.

     Eligibility and Administration. Only the Company's outside directors are eligible to participate in the Director Plan. The Director Plan will be administered by the Board. Because the Plan establishes the terms, conditions and amount of any option grants, the Board will exercise only limited discretion in administering the Plan.

     Terms of Options. All options granted under the Director Plan will be non-statutory stock options, evidenced by an agreement between the Company and each director. Upon the exercise of an option, the Company may issue new shares or reissue shares repurchased by the Company.

     Options will be granted automatically to incumbent directors upon approval of the Director Plan by shareholders and to newly-elected directors at the time of the election to the Board, and to each director at annual intervals after their initial grants. Each option will be exercisable at a price equal to fair market value as of the date of grant. The closing price for the Company's common stock, as reported on June 13, 1996, was $6.00. Options may be exercised only following the expiration of six months after grant.

     Transferability and Termination. Options granted under the Director Plan are non-transferable except by will or pursuant to the laws of descent and distribution upon an optionee's death. During the optionee's lifetime, options may be exercised only by the optionee. No option may be exercised more than ten years after the date of grant.

     Modification of the Plan. The Director Plan will terminate automatically on July 25, 2006, unless terminated earlier by the Board of Directors. The Board may amend the Director Plan, except that no amendment may change the number of shares subject to the Director Plan (other than to prevent dilution), change the class of directors eligible to participate, materially increase the benefits accruing to participants in the Director Plan, or impair the optionee's rights under any option previously granted without the consent of the optionee, without approval of shareholders.

     Tax Treatment. All options granted under the Director Plan are non-statutory options, not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. The grant of a stock option does not result in taxable income to the recipient. The difference between the fair market value of the shares at the time an option is exercised and the exercise price, generally will be taxed as ordinary income to the optionee, and the Company will be entitled to a corresponding deduction. Tax consequences to an optionee will arise again at the time the shares of common stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain or loss and will equal the difference between the amount realized on the sale and the tax basis in the shares of common stock. The tax basis will equal the cost of the shares plus any income recognized upon the exercise of the option.

     The rules governing the tax treatment of options and stock acquired upon the exercise of options are quite technical. Therefore, the foregoing description of tax consequences is necessarily general and does not purport to be complete.

     The affirmative vote of a majority of the Company's outstanding common stock represented and voted at the Annual Meeting is required to approve the adoption of the Director Plan. Since a majority of the votes cast is required for approval, any negative vote will necessitate an offsetting affirmative vote to assure approval. Broker non-votes and ballots for proxies marked "abstain" will be counted as a negative vote. Note that the accompanying proxy will be voted FOR the approval of the adoption of the Director Plan, if no contrary direction is made on the card. Votes will be counted by Inspectors of Election appointed by the presiding officer at the Annual Meeting.

     The Board of Directors recommends a vote FOR the approval of the adoption of the Director Plan.

PROPOSED AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK OPTION PLAN
- - --------------------------------------------------------------------------------

     In 1994, the Board of Directors adopted, and the shareholders approved, the Company's Employee Stock Option Plan (the "Plan"). The Plan provides for the granting of options to management employees of the Company to purchase shares of Common Stock of the Company. The purpose of the Plan is to encourage stock ownership by management employees of the Company, to provide them with an additional incentive to contribute to the success of the Company, to encourage them to remain in the employ of the Company, and to assist the Company in attracting and retaining key personnel. A total of 150,000 shares were reserved for issuance under the Plan. As of June 13, 1996, 45,500 shares were available for issuance under the Plan.

     On May 24, 1996, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to make an additional 300,000 shares available for issuance under the Plan. The Board adopted this amendment to ensure that management employees will continue to be able to acquire Company stock under the Plan. The Board believes that the availability of an opportunity to purchase Company stock is important to attract and retain key personnel, who are essential to the success of the Company, and that stock ownership is important to providing such persons with an additional incentive to perform in the best interests of the Company and its shareholders.

     At the Annual Meeting, the Company's shareholders are being requested to consider and approve this amendment. The following paragraphs summarize the principal features of the Plan.

DESCRIPTION OF THE PLAN

     Administration. The Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee determines the employees to be granted options, the amount of stock to be optioned to each employee, and the terms of the options to be granted. The Committee has the full power and authority to interpret the provisions of the Plan and to supervise the administration of the Plan, including the power to adopt forms and procedures for administration. The Plan provides that all determinations made by the Committee are final and conclusive.

     Option Grants. Options granted under the Plan may be incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or non-ISOs, as identified by the Committee. The primary distinctions between ISOs and non-ISOs are set forth under the caption "Tax Treatment" below. Each option is evidenced by a written agreement containing such terms and conditions as may be established by the Committee. Nothing contained in the Plan or any agreement executed pursuant to the Plan will confer upon any participant the right to continue in the employ of the Company or obligates the Company to retain the participant in its employ for any period.

     Each option agreement will state the number of shares to which it pertains. The option price, set forth in each option agreement, must be 100% of the "Market Value" of the shares on the date an option is granted, except that the option price of any ISO granted to an employee who owns more than 10 percent of the Company's Common Stock must be 110% of the "Market Value" of the Common Stock. The Plan provides that the "Market Value" per share of Common Stock will be the closing sale price of such stock as reported in the National Association of Securities Dealers Automated Quotation ("the Nasdaq Stock Market") on the date immediately preceding the date the option is granted. The option price for each share purchased pursuant to the exercise of an option is payable in full upon exercise, and must be paid in cash, by tendering previously acquired shares of Common Stock or a combination of cash and previously acquired Common Stock.

     Terms of Options. The term of each option granted under the Plan is established by the Committee; however, no option may be exercised prior to the expiration of six months from the date of grant, or after ten years from the date of grant. An option may be exercised at any time and from time to time during the term of the option upon written notice to the Company of the intent to exercise the option or a portion thereof. Options may be exercised in any order regardless of the date of grant or the existence of any other outstanding stock option.

     In general, options are exercisable only during an optionee's employment with the Company. Options may be exercisable after termination of employment in such a manner approved by the Committee in each option agreement. ISOs, in order to maintain their special tax effects, must be exercised on or before the expiration of three months from the date of termination of employment, except for termination of employment due to permanent and total disability, in which case the exercise period may be extended to one year following the date of termination of employment.

TAX EFFECTS OF PARTICIPATION IN THE PLAN

     Tax Treatment. The following discussion of the federal income tax consequences with respect to the grant and exercise of options under the Plan is based on management's understanding of the federal income tax laws in effect on the date hereof.

     Non-Incentive Stock Options. An optionee will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options granted under the Plan do not have a readily ascertainable market value; therefore, income will not be recognized by an optionee before the time of exercise of an option. The difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee. The Company will be entitled to a deduction equal to the amount of the optionee's ordinary income.

     Tax consequences to an optionee will arise again at the time the shares of Common Stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain and loss, and will equal the difference between the amount realized in the sale and the tax basis in the shares of Common Stock. The tax basis will equal the cost of the shares (the option price paid) plus any income recognized upon exercise of the option.

     Incentive Stock Options. As with non-ISOs, employees who receive ISOs under the Plan will not realize any income for federal income tax purposes as the result of the receipt of such options. However, unlike non-ISOs, holders of ISOs will also not realize any income for federal income tax purposes as a result of the exercise of an ISO. In addition, if Common Stock acquired as a result of the exercise of an ISO is disposed of more than two years after the date the option was granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant or exercise of an ISO.

     Exceptions to these general rules for ISOs apply in the case of a "disqualifying disposition." If an optionee disposes of shares of Common Stock acquired pursuant to the exercise of an ISO before the expiration of two years after the date of grant or one year after the date of exercise, the sale of such stock will be treated as a "disqualifying disposition." As a result, the optionee will recognize ordinary income and the Company will be entitled to a deduction in the year in which such disposition occurred. The amount of the deduction and the ordinary income recognized will generally be equal to the lesser of: (a) the sale price of the shares sold minus the option price, or (b) the fair market value of the shares at the time of exercise minus the option price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain.

     The exercise of an ISO may result in an alternative minimum tax liability. Optionees who have tax preference items or who suspect that they may be subject to the alternative minimum tax should consult a tax advisor.

     The affirmative vote of a majority of the Company's outstanding common stock represented and voted at the Annual Meeting is required to approve the adoption of the amendment to the Plan. Since a majority of the votes cast is required for approval, any negative vote will necessitate an offsetting affirmative vote to assure approval. Broker non-votes and ballots for proxies marked "abstained," will be counted as a negative vote. Please note that the accompanying proxy will be voted FOR the approval of the adoption of the amendment to the Plan, if no contrary direction is made on the card. Votes will be counted by Inspectors of Election appointed by the presiding officer at the Annual Meeting.

     The Board of Directors recommends a vote FOR the approval of the adoption of the amendment to the Plan.

SECURITIES OWNERSHIP OF MANAGEMENT
- - --------------------------------------------------------------------------------

     The following table contains information regarding ownership of the Company's common stock by each director and nominee for election as a director, each executive officer named in the tables under the caption Executive Compensation, and all directors and executive officers as a group. The content of this table is based upon information supplied by the persons identified in the table and represents the Company's understanding of circumstances in existence as of May 31, 1996.

                                                                   AMOUNT AND NATURE OF       PERCENT
                   NAME OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(1)    OF CLASS
                   ------------------------                       -----------------------    ---------
Daniel B. Canavan..............................................            925,670              24.8
Victor V. Valentine, Jr. ......................................            924,666              24.8
William J. Stewart.............................................             81,739(2)            2.2
Daniel D. Northup..............................................             36,720               1.0
Albert C. Schauer..............................................              1,000                *
David L. Stewart...............................................            170,185               4.6
James F. Hettinger.............................................                200                *
All executive officers and directors as a group (10 persons)...          2,225,536              59.7

- - -------------------------
 *  Less than one percent.

(1) Unless otherwise noted, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses.

(2) Includes 5,508 shares owned by Mr. Stewart's children and 50 shares held by him as custodian for his grandchild, and Mr. Stewart disclaims beneficial ownership of those shares.

EXECUTIVE COMPENSATION
- - --------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

     The following table contains information regarding compensation with respect to the three preceding fiscal years of the Company's chief executive officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives"). This information is reflected on an accrual basis for each fiscal year so that bonuses relate to the year of performance, even though paid in the ensuing fiscal year.

                                                             ANNUAL COMPENSATION
                                                            ---------------------        ALL OTHER
                    EXECUTIVE                       YEAR    SALARY($)    BONUS($)    COMPENSATION($)(1)
                    ---------                       ----    ---------    --------    ------------------
Daniel B. Canavan................................   1996     $145,989    $   -0-           $3,010
  Chief Executive Officer                           1995      137,369     63,000            1,672
                                                    1994      125,625     60,000            2,434
Victor V. Valentine, Jr..........................   1996     $147,949    $   -0-           $3,265
  President                                         1995      138,378     63,000            2,423
                                                    1994      127,485     60,000            2,636
William J. Stewart...............................   1996     $110,745    $   -0-           $2,821
  Executive Vice President                          1995      104,139     42,000            1,980
                                                    1994       96,358     40,000            1,452

- - -------------------------
(1) The amounts set forth in this column include: (a) Company matching contributions under the Company's Profit Sharing Plan, pursuant to which substantially all employees of the Company are eligible to participate; and
    (b) payments by the Company of premiums for term life insurance for the benefit of the Named Executives.

                        REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program falls under the jurisdiction of the Compensation Committee of the Board of Directors. At the beginning of the last fiscal year, this Committee consisted of three directors: the Company's chief executive officer and two independent, outside directors. However, during the course of the year, Mr. Canavan, the Company's chief executive officer, resigned from the Committee so that the Committee is currently composed exclusively of outside directors. The Committee is responsible for reviewing the cash and non-cash compensation arrangements for executive officers and making recommendations thereon to the Board of Directors. The Committee is also responsible for administering the Company's stock-based incentive plans and the grant of awards and other decisions under these plans are the sole province of this Committee in order to meet the "disinterested administration" requirement of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     The Company's executive compensation program is designed to help attract, motivate, and retain executive management personnel. In formulating and administering this program, the Company attempts to position itself favorably against comparable employers, considering factors such as relative size, growth rate, geographic situation, and industry. Three components of the compensation program -- base salary, cash bonus, and stock options -- are available to the Committee in fashioning packages for individual executives.

     Base salary for each executive is predicated on the individual executive's level of responsibility and prevailing competitive circumstances for managerial talent. Base salaries for executives other than the Chief Executive Officer are reviewed annually and adjusted where appropriate based upon recommendations by Mr. Canavan, the Chief Executive Officer. Mr. Canavan's base salary is also reviewed annually by the Committee without Mr. Canavan's participation. All adjustments approved by the Committee are subject to approval by the full Board of Directors.

     The Company's cash bonus plan is designed to positively impact the Company's annual earnings by means of an annual cash payment to the Company's managers and is dependent on the Company's profitability. Cash bonuses for executives, including the Chief Executive Officer, for the preceding fiscal year were determined under a plan established at the beginning of the year. The plan specifies a certain minimum return on shareholders' equity, and no bonuses accrue unless and until that minimum return is achieved. A predetermined percentage of the Company's net earnings in excess of that minimum constitutes a bonus pool that is available for distribution to all managerial employees, including executive officers, primarily in proportion to their respective base salaries.

     A stock option plan was established early in 1994 in connection with the initial public offering of the Company's common stock. This plan was adopted to provide stock-based incentive compensation that focuses on long-term Company performance and to more closely align the interests of management with the interests of public shareholders.
                                          Compensation Committee

                                          JAMES F. HETTINGER
                                          ALBERT C. SCHAUER

                            STOCK PERFORMANCE GRAPH

     The following graph depicts the cumulative total return on the Company's common stock compared to the cumulative total return for the NASDAQ composite market (all U.S. companies) and a peer group of plastics-diversified companies selected by the Company. The graph assumes an investment of $100 on March 16, 1994, when the Company's stock was first traded in a public market. Reinvestment of dividends is assumed in all cases.

                                   Triple S                         NASDAQ
      Measurement Period           Plastics,                       Composite
    (Fiscal Year Covered)            Inc.        Peer Group(1)       (US)
3/16/94                                 100.00          100.00          100.00
3/31/94                                 110.00           95.10           92.50
9/30/94                                 100.00          111.39          108.27
3/31/95                                  70.00          104.77          109.60
9/29/95                                  80.00          115.83          133.07
3/29/96                                  58.00          146.94          140.89

(1) The companies included in the self-determined peer group are as follows:

Cimco, Inc.
Essef Corp.
Schawk, Inc.
Gencorp, Inc.
Intek Diversified, Inc.
IPL, Inc.
Leader Industries, Inc.
Spartech Corp.
Sun Coast Industries, Inc.
Tredegar Industries, Inc.

     The returns of each company included in the self-determined peer group are weighted according to each respective company's stock market capitalization.

                             DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no compensation for services as directors. Directors who are not employees of the Company receive a $2,000 annual retainer as well as a director's fee of $750 for each Board meeting attended and $500 for each committee meeting attended. In addition, the Company reimburses directors for their out-of-pocket expenses related to attendance at meetings.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
                                   DECISIONS

     At the beginning of the preceding fiscal year, Mr. Canavan, the Company's chief executive officer, and Messrs. Hettinger and Schauer comprised the Company's Compensation Committee. Mr. Canavan resigned from the Committee in January of 1996, so the Committee is currently composed exclusively of outside directors.

                                 MISCELLANEOUS

     The Company has not adopted any long-term incentive plan or any defined benefit or actuarial plan, as those terms are defined in the applicable regulations promulgated by the Securities and Exchange Commission. Neither does the Company have any contracts with its executive officers assuring them of continued employment, nor any compensatory arrangements for executives linked to a change in control of the Company.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
- - --------------------------------------------------------------------------------

     The financial statements of the Company for the fiscal year ended March 31, 1996, have been audited by BDO Seidman, LLP, independent public accountants, and the Board of Directors has selected BDO Seidman, LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 1997. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and will have an opportunity to make a statement if they desire.

COMPLIANCE WITH REPORTING REQUIREMENTS
- - --------------------------------------------------------------------------------

     Based upon a review of Forms 3, 4 and 5 furnished to the Company during or with respect to the preceding fiscal year and written representations from certain reporting persons, the Company is not aware of any failure by any reporting person to make timely filings of those forms as required by Section 16(a) of the Securities Exchange Act of 1934.

SHAREHOLDER PROPOSALS -- 1997 ANNUAL MEETING
- - --------------------------------------------------------------------------------

     Shareholder Proposals intended to be presented at the next Annual Meeting of the Shareholders of the Company must be received by the Company not later than February 13, 1997, to be considered for inclusion in the Company's Proxy Statement relating to that meeting. Shareholder proposals should be addressed to the attention of the Secretary, 14320 South Portage Road, Box E, Vicksburg, Michigan 49097-0905.

MISCELLANEOUS
- - --------------------------------------------------------------------------------

     The Company's Annual Report to Shareholders including financial statements, is being mailed to shareholders with this Proxy Statement.

     Management is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other business should come before the meeting, the persons named as proxy holders in the accompanying Proxy intend to vote the shares in accordance with their judgment, and discretionary authority to do so is included in this Proxy.

                                          By Order of the Board of Directors

                                          /s/ ROBERT D. MONK
                                          ------------------
                                          ROBERT D. MONK
                                          Secretary
June 25, 1996
Vicksburg, Michigan

                                                                      APPENDIX A

                            TRIPLE S PLASTICS, INC.
                       OUTSIDE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE I

                               GENERAL PROVISIONS

     1.1 PURPOSE AND SCOPE. The purpose of this Outside Director Stock Option Plan is to make service on the Board of Directors of the Company more attractive to present and prospective outside directors, as the continued services of qualified outside directors are considered essential to the Company's sustained progress.

     1.2 DEFINITIONS. The following words and phrases shall have the following meanings as used in this Plan:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Company" means Triple S Plastics, Inc.

          (c) "Market Value" means the closing sale price reported in the Nasdaq Stock Market or, if such value is not available, such other estimate of fair market value as the Board shall determine.

          (d) "Option Price" means the purchase price for Shares payable upon exercise of an option granted under this Plan.

          (e) "Optionee" means a person to whom an option has been granted under this Plan.

          (f) "Outside Director" means a person who is a member of the Board of Directors of the Company, but who is not an employee of the Company.

          (g) "Plan" means this Triple S Plastics, Inc. Outside Director Stock Option Plan.

          (h) "Shares" means the shares of common stock of the Company.

     1.3 ADMINISTRATION. The Plan shall be administered by the Board, and its interpretation and construction of any provision of the Plan shall be final and binding. Each person who is or shall have been a member of the Board shall be defended, indemnified, and held harmless by the Company, to the maximum extent permitted by law, from and against any cost, liability, or expense imposed or incurred in connection with such persons taking or failing to take any action under the Plan.

     1.4 SHARES SUBJECT TO PLAN. The maximum number of Shares subject to options granted under the Plan shall be 150,000 Shares, subject to adjustment as provided in Section 3.1 below. The Shares may be authorized but unissued shares or treasury shares. If any outstanding option expires or is terminated for any reason before the end of the term for this Plan, the Shares covered by that option shall be available for options subsequently granted under this Plan.

     1.5 ELIGIBILITY; GRANT OF OPTIONS. Only Outside Directors shall be eligible to receive options under this Plan. Outside Directors who are incumbent directors at the time this Plan is proposed for approval by the Company's shareholders and who continue in office as directors subsequent to that shareholder approval shall be granted initial options to acquire 3,000 Shares each, effective as of the date shareholders approve the Plan. Thereafter, effective as of the date of each annual meeting of shareholders of the Company, each Outside Director who continues in office as a director subsequent to that meeting shall be granted an option to acquire 3,000 Shares. Any Outside Director who is elected as a director by the Board, shall be granted an option to acquire that number of Shares that is equal to 3,000 Shares multiplied by a fraction that is equal to 365 minus the number of days that have elapsed since the last annual meeting of shareholders, and dividing that difference by 365; the result shall be rounded to the nearest whole share.

                                   ARTICLE II

                               OPTIONS AND RIGHTS

     2.1 NON-STATUTORY STOCK OPTIONS. All options granted under the Plan shall be non-statutory options, not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

     2.2 TERMS, CONDITIONS, AND FORM OF OPTIONS. Each option granted under this Plan shall be evidenced by a written agreement in such form and containing such terms as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the Optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the Optionee only by him or her. No option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (b) PERIOD OF OPTION. Options shall terminate upon the expiration of ten (10) years from the date upon which such options were granted (subject to prior termination as hereinafter provided).

          (c) EXERCISE OF OPTIONS. Options may be exercised, in full or in part, only by giving written notice to the Company, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be made, in whole or in part, in cash, in Shares already owned by the Optionee, valued at Market Value as of the date of the notice of exercise, or by the surrender of option rights hereunder valued at the difference between the Option Price and Market Value for the underlying Shares; provided, however, that (i) there shall be no such exercise at any one time as to fewer than one hundred (100) Shares, unless fewer than one hundred (100) Shares remain to be purchased under the option being exercised, and (ii) options may not be exercised for a period of six (6) months after the date of grant.

          (d) DEATH OF DIRECTOR. Any option granted an Optionee under the Plan and outstanding on the date of his or her death may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, at any time prior to the specified expiration date of such option or the first anniversary of the Optionee's death, whichever is the first to occur. Upon the occurrence of the earlier such event, the option shall then terminate.

     2.3 OPTION PRICE. The Option Price for an option granted under the Plan shall be the Market Value of the Shares covered by the option on the last business day before the day the option is granted.

     2.4 NOTIFICATION OF EXERCISE. Options shall be exercised by written notice directed to the Chief Financial Officer of the Company at the principal executive offices of the Company. Exercise by an Optionee's heir or personal representative shall be accompanied by evidence of his or her authority to act, in form reasonably satisfactory to the Company.

                                  ARTICLE III

                             ADDITIONAL PROVISIONS

     3.1 EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN. The aggregate number of Shares available for options under the Plan, the Shares subject to any option and the exercise price per share all shall be proportionately adjusted for any increase or decrease in the number of issued Shares subsequent to the effective date of the Plan resulting from: (a) a subdivision or consolidation of Shares or any other capital adjustment; (b) the payment of a stock dividend; or (c) other increase or decrease in such Shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any option shall pertain, apply, and relate to the securities to which a holder of the number of Shares subject to the option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or as of the effective date for a merger or consolidation in which the

Company is not the surviving corporation, all options outstanding under the Plan shall terminate unless other provisions have been made in any outstanding option agreement.

     3.2 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options, and the obligation of the Company to sell and deliver Shares under options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     3.3 AMENDMENTS. The Board may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may: (a) increase the total number of Shares which may be issued under the Plan or to any individual under the Plan; (b) reduce the Option Price for Shares which may be purchased pursuant to options under the Plan; (c) extend the period during which options may be granted; or (d) modify the eligibility requirements for participation in the Plan. Other than as expressly permitted under the Plan, no outstanding option may be revoked or altered in a manner unfavorable to the Optionee without the consent of the Optionee.

     3.4 NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder with respect to any Share subject to his or her option prior to the date of issuance of a certificate evidencing ownership of such Share, and no adjustment will be made for dividends or other rights for which the record date is prior to the date of the certificate, except as provided in Section 3.1.

     3.5 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such Shares.

     3.6 GOVERNING LAW. The Plan and determinations made and actions taken pursuant to the Plan shall be governed by, interpreted, and construed in accordance with the laws of the state of Michigan, and the state courts seated in Kalamazoo County, Michigan and the federal court seated in the Western District of Michigan shall have exclusive jurisdiction and venue with respect to any litigation of disputes arising out of the Plan, or relating to options granted pursuant to the Plan.

     3.7 EFFECTIVE DATE; DURATION. The Plan shall become effective at such time as it is approved by the shareholders of the Company, and it shall continue in effect until the tenth anniversary of the date the Plan was adopted by the Board. Options granted on or before the termination of the Plan may be exercised according to the terms of the option agreements governing those options and shall continue to be governed by and interpreted consistent with the terms of this Plan.

                                 CERTIFICATION

     The foregoing Plan was adopted by the Company's Board of Directors on May 24, 1996, subject to subsequent shareholder approval.


                                          /s/ ROBERT D. MONK
                                          ------------------
                                          ROBERT D. MONK
                                          Secretary

                            TRIPLE S PLASTICS, INC.
                           EMPLOYEE STOCK OPTION PLAN
                      (AS AMENDED EFFECTIVE JULY 25, 1996)


                                   ARTICLE I
                               GENERAL PROVISIONS

      1.1 Purpose and Scope. The purposes of this Plan are to encourage stock ownership by management employees of Triple S Plastics, Inc., to provide them with an additional incentive to contribute to the success of the Company, to encourage such employees to remain in the Company's employ, and to assist the Company in attracting and retaining key personnel through the grant of Options to purchase shares of the Company's common stock.

      1.2 Definitions. The following words and phrases shall have the following meanings as used in this Plan:

           (a) "Board" means the Board of Directors of the Company.

           (b) "Committee" means the committee appointed by the Board pursuant to Section 1.3 of this Plan.

           (c) "Company" means Triple S Plastics, Inc. and any subsidiary corporation or other entity in which Triple S Plastics, Inc. holds a proprietary interest.

           (d) "Code" means the Internal Revenue Code of 1986, as amended.

           (e) "Market Value" means the closing sale price reported in the NASDAQ/NMS or, if such value is not available, such other estimate of fair market value as the Committee shall determine.

           (f) "Qualified Option" means a right to purchase Stock, granted pursuant to this Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.

           (g) "Option Price" means the purchase price for Stock payable upon exercise of an Option granted under this Plan.

           (h) "Optionee" means a person to whom an option has been granted under this Plan.

           (i) "Plan" means this Triple S Plastics, Inc. Employee Stock Option Plan.

           (j) "Stock" means the common stock of the Company.

      1.3 Administration.

            (a) The Plan shall be administered by a Committee appointed by the Board, consisting of such number of persons as the Board shall determine from time to time. A majority of members of the Committee shall constitute a quorum for the transaction of business. The Committee shall be responsible for the operation of the Plan, and the determination as to persons entitled to participate in the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and binding.

            (b) The Committee shall consist entirely of members who, during the one year prior to service on the Committee, or during such service, have not been granted or awarded equity securities of the Company (including derivative securities) pursuant to this Plan or any other plan of the Company or any of its affiliates, except for the types of plans set forth in Rule 16b-3(c)(2)(i)(A)-(D) promulgated by the Securities and Exchange Commission.

            (c) The granting of any Option pursuant to this Plan shall be entirely within the discretion of the Committee, and nothing contained in this Plan shall be interpreted or construed to give any person any right to participate under this Plan.

            (d) Each person who is or shall have been a member of the Committee shall be defended, indemnified and held harmless by the Company, to the maximum extent permitted by law, from and against any cost, liability or expense imposed or incurred in connection with such persons taking or failing to take any action under the Plan.

      1.4 Eligibility. The Committee may grant Options at any time, and from time to time, to such employees, including or excluding persons previously granted Options, as the Committee shall determine in its sole and absolute discretion. Options granted simultaneously or at different times need not contain similar provisions.

      1.5 Shares Subject to Plan. The maximum number of shares of Stock subject to Options and Stock Appreciation Rights granted under the Plan shall be 450,000 shares, subject to adjustment as provided in Section 1.7 below. The shares of Stock may be authorized but unissued shares or treasury shares. If any outstanding Option expires or is terminated for any reason before the end of the term for this Plan, the shares of Stock covered by that Option shall be available for Options subsequently granted under this Plan.

      1.6 Terms and Conditions of Option. Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall approve from time to time, including, without limitation, the following:

            (a) Option Price. The purchase price per share for Stock under each Option shall be not less than one hundred percent (100%) of the Market Value of a share of the Stock as of the day preceding the date the Option is granted.

            (b) Time and Method of Payment. The Option Price shall be paid in full at the time an Option is exercised, and may be paid (i) in cash,
      (ii) by the surrender of shares of Stock owned by the Optionee having a Market Value on the date of exercise equal to the aggregate Option Price, (iii) or a combination of (i) and (ii). Promptly after the exercise of an Option and the payment of the full Option Price, the Optionee shall be entitled to the issuance of a stock certificate evidencing ownership of such Stock.

            (c) Number of Shares. Each Option shall state the total number of shares of Stock to which it pertains.

            (d) Option Period and Limitations on Exercise of Options. The Committee may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option Agreement. Except as otherwise provided in the Option Agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised for a fractional share of Stock.

            (e) Termination of Employment. An Optionee's Options shall terminate as provided in the pertinent Option Agreement upon the termination of his or her employment by the Company; provided, however, the Committee may, in its discretion in any particular case, subsequent to the time of granting of the Option specify that all or part of an Optionee's Options may be exercisable upon such termination or for a certain period of time after termination. Without limiting the discretion of the Committee to devise termination procedures that it deems appropriate in a given case, the Committee may follow one or more of the following policies:

                 (i) to permit an Optionee to exercise all Options that are exercisable as of the date of termination;

                 (ii) to accelerate the vesting of any nonvested Option, in whole or in part, and permit their exercise on termination;

                 (iii) to permit an Optionee to exercise Options after
            termination during the balance of their original term; or

                 (iv) to permit an Optionee who dies or becomes totally and permanently disabled while employed by the Company to exercise (or have his or her estate, personal representative or beneficiary exercise) Options during the balance of the original term.

            The decision of the Committee to permit any one or more of the foregoing accelerations or exercises may result in a Qualified Option being treated as a Nonqualified Option for tax purposes, and the Company shall have no responsibility for any adverse tax consequence to the Optionee.

            (f) Nonassignability. Options shall not be transferable other than by will or by the laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by the Optionee or his guardian or legal representative. The Company may, in the event it deems the same desirable to assure compliance with applicable federal and state securities laws, legend any certificate representing shares issued pursuant to the exercise of any Option with an appropriate restrictive legend and may also issue appropriate stop transfer instructions to its transfer agent with respect to such shares.

      1.7 Effect of Change in Stock Subject to the Plan. The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option and the exercise price per share shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from: (a) a subdivision or consolidation of shares or any other capital adjustment; (b) the payment of a stock dividend; or (c) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or as of the effective date for a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate unless other provisions have been made in any outstanding Option Agreement.

      1.8 Notification of Exercise. Options shall be exercised by written notice directed to the Chief Financial Officer of the Company at the principal executive offices of the Company. Exercise by an Optionee's heir or personal representative shall be accompanied by evidence of his or her authority to act, in form reasonably satisfactory to the Company.

                                   ARTICLE II
                            QUALIFIED STOCK OPTIONS

      2.1 Terms of Qualified Stock Options. Each Qualified Stock Option granted under the Plan shall be exercisable during a term fixed by the Committee that shall begin no sooner than six (6) months and end no later than ten (10) years after the date the Qualified Stock Option is granted.

      2.2 Limitations on Options. The aggregate Market Value of Stock (determined at the time the Qualified Stock Option is granted) subject to the Qualified Stock Options granted to an employee under this Plan that become exercisable for the first time by such employee during any calendar year may not exceed One Hundred Thousand Dollars ($100,000).

      2.3 Termination of Employment. Subject to Section 1.6(e) above, if an Optionee ceases to be employed by the Company his or her Qualified Stock Options shall terminate immediately, except that if an Optionee's cessation of employment by the Company is a result of retirement with the consent of the Company, the Optionee may exercise outstanding Qualified Stock Options that are otherwise exercisable, at any time within three (3) months after the termination of employment. Subject to Section 1.6(e) above, in the event an Optionee dies while employed by the Company or within three (3) months after having retired with the consent of the Company, the Optionee's heirs or personal representative shall have the right to exercise Qualified Stock Options to the same extent that the deceased Optionee had at the date of death.

      2.4 Continued Employment. Whether military, government, or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive.

      2.5 Special Rule for Ten Percent Shareholder. If at the time a Qualified Stock Option is granted, the Optionee owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined using the applicable attribution rules of the Code, then the terms of the Option shall specify that the Option price shall be at least one hundred ten percent (110%) of the Market Value of the Stock subject to the Option and such Option shall not be exercisable after the expiration of five
(5) years from the date such Option is granted.

      2.6 Interpretation. In interpreting this Article II of the Plan and the provisions of individual Option Agreements, the Committee and the Board shall be governed by the principles and requirements of the pertinent provisions of the Code and applicable Treasury Regulations.

                                  ARTICLE III
                           NONQUALIFIED STOCK OPTIONS

      3.1 Terms of Nonqualified Options. Each Nonqualified Stock Option granted under the Plan shall be exercisable only during a term fixed by the Committee at the time of grant, not shorter than six (6) months and not longer than ten
(10) years following the date of grant.

      3.2 Termination of Employment. Subject to Section 1.6(e) above, the Committee in its discretion may provide such limitations on the exercise of any Nonqualified Stock Option after termination of employment as the Committee deems prudent at the time of grant.

      3.3 Additional Terms. The Committee may add additional terms and conditions to a Nonqualified Stock Option, including, but not limited to, a cash award for any federal tax liability suffered by the Optionee upon the grant and/or exercise of a Nonqualified Stock Option.

                                   ARTICLE IV
                             ADDITIONAL PROVISIONS

      4.1 Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for approval at the first meeting of shareholders held subsequent to the adoption of the Plan. If the shareholders of the Company do not approve the Plan, the Plan shall terminate.

      4.2 Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options, and the obligation of the Company to sell and deliver shares under Options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

      4.3 Amendments. The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may: (a) increase the total number of shares which may be issued under the Plan or to any individual under the Plan; (b) reduce the Option Price for shares which may be purchased pursuant to Options under the Plan; (c) extend the period during which Options may be granted; or (d) modify the eligibility requirements for participation in the Plan. Other than as expressly permitted under the Plan, no outstanding Option may be revoked or altered in a manner unfavorable to the Optionee without the consent of the Optionee.

      4.4 No Rights As Shareholder. No Optionee shall have any rights as a shareholder with respect to any share of Stock subject to his or her Option prior to the date of issuance of a certificate evidencing ownership of such Stock, and no adjustment will be made for dividends or other rights for which the record date is prior to the date of the certificate, except as provided in
Section 1.7.

      4.5 Tax Withholding. The exercise of any Option under the Plan is subject to the satisfaction of withholding tax or other withholding liabilities, if any, under federal, state, and local laws in connection with such exercise.
The exercise of an Option shall not be effective unless applicable withholding shall have been effected or obtained in the following manner. Each Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:

           (a) Tendering a cash payment;

           (b) Authorizing the Company to withhold from the Stock otherwise issuable to the Optionee as a result of the exercise of the stock Option a number of shares of Stock having a Market Value as of the date that the amount of tax to be withheld is to be determined ("Tax Date"), which shall be the date of exercise of the Option, less than or equal to the amount of the withholding obligation; or

           (c) Delivering to the Company unencumbered shares of Stock, owned by the Optionee prior to the date of exercise, having a Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation.

An Optionee's election to pay the withholding tax obligation by means of 4.5(b) above must either: (i) be made at least six months prior to the Tax Date and must be irrevocable for a period of at least six months prior to the Tax Date; or (ii) the exercise of the Option must be effective during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.

      4.6 Continued Employment Not Presumed. This Plan and any document describing this Plan and the grant of any Option hereunder shall not give any Optionee or other employee a right to continued employment by the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

      4.7 Acceleration. The Board shall have the right, in its sole discretion, to direct the Committee to declare that all Options then outstanding shall become immediately exercisable, notwithstanding any limitations on exercise in Option Agreements, if in the opinion of the Board a change in control of the Company is imminent.

      4.8 Effective Date; Duration. The Plan became effective as of February 1, 1994, and shall expire on January 31, 2004. No Options may be granted under the Plan after January 31, 2004, but Options granted on or before that date may be exercised according to the terms of the Option Agreements and shall continue to be governed by and interpreted consistent with the terms of this Plan

                                 CERTIFICATION

     The foregoing Plan was amended by the Company's Board of Directors on May 24, 1996, subject to subsequent shareholder approval.



                                              ---------------------------------
                                              ROBERT D. MONK, SECRETARY

                                    PROXY
                            TRIPLE S PLASTICS, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The shareholder(s) signing on the reverse side hereby appoint(s) Robert
D. Monk and Vicki W. Eichstaedt as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Triple S Plastics, Inc. held of record by such shareholder(s) on May 31, 1996 at the Annual Meeting of Shareholders to be held on July 25, 1996 or at adjournment thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON REVERSE FOR A THREE-YEAR TERM AND FOR PROPOSALS 2 AND 3.

                        (To be Signed on Reverse Side)          SEE REVERSE
                                                                   SIDE

- - --------------------------------------------------------------------------------

       PLEASE MARK YOUR
A /X/  VOTES AS IN THIS
       EXAMPLE.

                  FOR    WITHHELD                                                                           FOR  AGAINST  ABSTAIN
1. Election of                     NOMINEE: David L. Stewart   2. Approval and adoption of the Company's    / /    / /      / /
   Director for   / /      / /                                    1996 Outside Director Stock Option Plan.
   a three-year
   term                                                        3. Approval of the amendment to the
                                                                  Company's Employee Stock Option Plan.    / /    / /       / /


                                                               4. In their discretion, the Proxies are
                                                                  authorized to vote upon such other
                                                                  business as may properly come before
                                                                  the meeting.

                                                                                                            YES     NO
                                                                         I PLAN TO ATTEND THE MEETING.      / /    / /



SIGNATURE(S)______________________________________________________________  DATE:______________________________________________
NOTE: Please sign as your name appears hereon, when shares are held jointly, each holder should sign. When signing for an estate, trust or corporation, the title and capacity should be stated. Persons signing as attorneys in fact should submit powers of attorney.